UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: November 20, 2002
                       (Date of earliest event reported)

                               Cellco Partnership
             (Exact name of registrant as specified in its charter)


         Delaware                      333-92214                22-3372889
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


180 Washington Valley Road
Bedminster, NJ                                                    07921
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (908) 306-7000

                                 Not applicable
         (Former name or former address, if changed since last report)



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Item 9. Regulation FD Disclosure

Set forth below are certifications statements furnished to the Securities and Exchange Commission on November 20, 2002.



November 20, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER ACCOMPANYING REPORT ON FORM 10-Q OF CELLCO PARTNERSHIP (THE "PARTNERSHIP") FOR THE QUARTERLY PERIOD ENDING SEPTEMBER 30, 2002

I, Dennis F. Strigl, President and Chief Executive Officer of the Partnership, certify that:

     (1) the report of the Partnership on Form 10-Q for the quarterly period ending September 30, 2002 (the "Report") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership as of the dates and for the periods presented in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.


/s/ Dennis F. Strigl
---------------------------
Dennis F. Strigl

November 20, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


WRITTEN STATEMENT OF THE CHIEF FINANCIAL OFFICER ACCOMPANYING REPORT ON FORM 10-Q OF CELLCO PARTNERSHIP (THE "PARTNERSHIP") FOR THE QUARTERLY PERIOD ENDING SEPTEMBER 30, 2002

I, Andrew N. Halford, Vice President and Chief Financial Officer of the Partnership, certify that:

     (1) the report of the Partnership on Form 10-Q for the quarterly period ending September 30, 2002 (the "Report") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership as of the dates and for the periods presented in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.


/s/ Andrew N. Halford
---------------------------
Andrew N. Halford

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      CELLCO PARTNERSHIP


Date: November 20, 2002               /s/ S. Mark Tuller
                                      ------------------------------------------
                                      S. Mark Tuller
                                      Vice President - Legal & External Affairs,
                                      General Counsel and Secretary